Supplement dated May 18, 2004 (effective at the close of business)

To the Combined Prospectus

Dated March 1, 2004

and the Statements of Additional Information

Dated March 1, 2004

for the

Choice Funds

Focus Fund

Balanced Fund

Long-Short Fund

Market Neutral Fund

The following supercedes any contrary information contained in the Combined Prospectus dated March 1, 2004 and the Statements of Additional Information dated March 1, 2004 for the Choice Focus Fund, Choice Balanced Fund, Choice Long-Short Fund and Choice Market Neutral Fund:

“A 2% fee will be assessed on Fund shares redeemed or exchanged within 30 days of purchase.”